UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report: March 17, 2025
(Date of earliest event reported)
SUN COMMUNITIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland				1-12616	38-2730780
(State of Incorporation)				Commission file number	(I.R.S. Employer Identification No.)

27777 Franklin Rd.	Suite 300,	Southfield,	Michigan		48034
(Address of Principal Executive Offices)					(Zip Code)
(248) 208-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SUI	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 17, 2025, the Board of Directors of Sun Communities, Inc. (the “Company”) appointed Brian Loftus as the principal accounting officer of the Company with the title Senior Vice President and Chief Accounting Officer. Mr. Loftus will report to Fernando Castro-Caratini, the Company’s Executive Vice President, Chief Financial Officer, Secretary and Treasurer.

Mr. Loftus, age 43, previously served as Senior Vice President, Corporate Controller of the Company since July 2024. Prior to joining the Company, Mr. Loftus served as Vice President and Chief Financial Officer for Unique Fabricating, Inc., a then publicly traded manufacturer of foam, rubber, and plastic components for the automotive and appliance industries, from April 2020 to November 2023. From October 2018 to April 2020, Mr. Loftus served as Corporate Controller for Wabash National Corporation, a publicly traded leader in the design and manufacturing of engineered solutions for the transportation, logistics and distribution industries. Prior to Wabash, Mr. Loftus served as Corporate Controller for Horizon Global Corporation, a then publicly traded designer, manufacturer, and distributor of towing and trailering equipment from July 2015 to October 2018. Prior to Horizon, Mr. Loftus held various positions with TriMas Corporation, a diversified industrial manufacturer, from August 2009 to June 2015, including Controller for TriMas’ then subsidiary Cequent Performance Products, Inc., Segment Financial Manager, and Corporate Audit Manager. Mr. Loftus began his career in public accounting with Deloitte and Touche LLP. Mr. Loftus earned a Bachelor of Science in Business Administration in Accounting and a Master of Business Administration from Central Michigan University. Mr. Loftus is a Certified Public Accountant in the State of Michigan.

In connection with Mr. Loftus’ employment as Senior Vice President and Chief Accounting Officer, his annual base salary is $330,000. In addition to his base salary, the Company may pay Mr. Loftus discretionary annual bonuses based on achievement of personal and Company performance goals established by the Company, in an amount up to 75% of his annual base salary.

There are no arrangements or understandings between Mr. Loftus and any other persons pursuant to which he was appointed the Company’s principal accounting officer. There is no family relationship between Mr. Loftus and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. The Company has not entered into any transactions with Mr. Loftus that would require disclosure pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: March 18, 2025	By:	/s/ Fernando Castro-Caratini
Fernando Castro-Caratini, Executive Vice President, Chief Financial Officer, Secretary and Treasurer